UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011
AmeriGas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610 337-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2011, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the “Partnership”), issued a press release announcing financial results for the Partnership for the fiscal quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith:

99	Press Release of AmeriGas Partners, L.P. dated May 2, 2011, reporting its financial results for the fiscal quarter ended March 31, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

May 2, 2011	By:	Jerry E. Sheridan Name: Jerry E. Sheridan
Title: Vice President — Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX
The Following Exhibit Is Furnished:

EXHIBIT NO.	DESCRIPTION

99	Press Release of AmeriGas Partners, L.P. dated May 2, 2011.